UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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EMMAUS LIFE SCIENCES, INC.
(Name of Registrant as Specified in its Charter)
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EMMAUS LIFE SCIENCES, INC.
21250 Hawthorne Blvd., Suite 800
Torrance, California 90503

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Virtually on November 23, 2021
Dear Stockholder:
Emmaus Life Sciences, Inc., a Delaware corporation, will hold its 2021 annual meeting of stockholders on November 23, 2021 at 2:00 p.m. (Pacific time) for the following purposes, as more fully described in the accompanying proxy statement:
1.
To elect the seven nominees named in this proxy statement to our Board of Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier retirement, resignation or removal;

2.
To approve an amendment to our restated certificate of incorporation to authorize our Board of Directors in its discretion to effect a reverse stock split of the outstanding shares of our common stock within one year following the annual meeting at a ratio of not less than 1-for-3 nor greater than 1-for-6;

3.	To approve our 2021 Stock Incentive Plan;
4.	To approve, by non-binding advisory vote, the compensation of our named executive officers;
5.	To recommend, by non-binding advisory vote, the frequency of future advisory votes on our executive compensation;
6.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
7.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof by or at the direction of our board of directors.
The meeting will be a completely virtual meeting of stockholders. You can attend the meeting by visiting https://www.virtualshareholdermeeting.com/EMMA2021 and entering the 16-digit control number included on the accompanying proxy card, where you will be able to listen to the meeting live, submit questions, view the stockholder list, and vote online. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. Instructions for attending the annual meeting and voting your shares are included in the accompanying proxy statement. Our board of directors has fixed the close of business on October 4, 2021, as the record date for the annual meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the annual meeting.
Your vote is important to us. Whether or not you plan to attend the annual meeting, please vote your shares by following the voting instructions contained in the proxy statement. We look forward to your participation.
Sincerely yours,

Yutaka Niihara, M.D., M.P.H.
Chairman and Chief Executive Officer
Emmaus Life Sciences, Inc.
October 11, 2021

EMMAUS LIFE SCIENCES, INC.
21250 Hawthorne Blvd., Suite 800
Torrance, California 90503
310-214-0065
PROXY STATEMENT
Emmaus Life Sciences, Inc., a Delaware corporation (“Emmaus,” “we,” “us,” “our,” or the “company”), will hold its 2021 annual meeting of stockholders (the “Annual Meeting”) virtually on November 23, 2021 at 2:00 p.m. (Pacific time). You can attend the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/EMMA2021 and entering the 16-digit control number included on your proxy card, where you will be able to listen to the meeting live, view the stockholder list, submit questions and vote online. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend in person. Additional information about the Annual Meeting, including how to submit questions and what to do if you encounter technical problems accessing the meeting, can be found below under “Virtually Attending the Annual Meeting.”
Annual Meeting Agenda
The Annual Meeting is being held for the following purposes, which are sometimes referred to herein as “Proposals”:
1.
To elect the seven nominees named in this proxy statement to our Board of Directors, to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death, resignation, disqualification or removal;

2.
To approve an amendment to our restated certificate of incorporation to authorize our Board of Directors in its discretion to effect a reverse stock split of the outstanding shares of our common stock within one year following the Annual Meeting at a ratio of not less than 1-for-3 nor greater than 1-for-6;

3.	To approve our 2021 Stock Incentive Plan;
4.	To approve, by non-binding advisory vote, the compensation of our named executive officers as described in the Proxy Statement;
5.	To recommend, by non-binding advisory vote, the frequency of future advisory votes on our executive compensation;
6.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Delivery of Proxy Materials
This proxy statement, the accompanying proxy card and our Annual Report on Form 10-K/A for the year ended December 31, 2021 (the “Annual Report”) are first being mailed to stockholders on or about October 11, 2021. Copies of this proxy statement, the accompanying proxy card, our stockholder list and our Annual Report are available online at https://www.virtualshareholdermeeting.com/EMMA2021.
Record Date; Shares Outstanding and Entitled to Vote
Our Board of Directors has fixed October 4, 2021 as the record date (the “Record Date”) for the determination of holders of our common stock entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had 49,311,864 shares of common stock issued and outstanding.
Each stockholder of record as of the Record Date is entitled to cast one vote with respect to each of the director-nominees and each of the other Proposals for each share of common stock held on the Record Date.

Virtually Attending the Annual Meeting
You will be able to attend the Annual Meeting online, submit your questions and vote your shares electronically by visiting https://www.virtualshareholdermeeting.com/EMMA2021. Because the Annual Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend in person. However, we have designed the Annual Meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card. The Annual Meeting webcast will begin promptly at 2:00 p.m. (Pacific time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 1:45 p.m. (Pacific time), and you should allow ample time for the check-in procedures.
You may submit questions at the Annual Meeting through any of the following methods:
•
Prior to the Annual Meeting, by logging on to www.proxyvote.com using the 16-digit control number included on your proxy card or accessing the site via their email, clicking the “Submit a Question for Management” field on the right-hand side of the page, and selecting the “Submit Question” button. A pop-up window will appear where you may type your question in the text box, optionally select a topic from the drop-down box and fill in their details. Once done, click “Submit” to submit your question, after which a confirmation message will be displayed.

•
By live text during the Annual Meeting, by accessing the meeting website above using the 16-digit control number included on your proxy card. You can then submit a live text question by typing in the “Ask a Question” box.

Instructions on how to attend and participate virtually, including how to demonstrate proof of stock ownership, are posted at the Annual Meeting website above. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the number provided on the Annual Meeting website, and we will have technicians ready to assist you.
How to Vote Your Shares
If you were a stockholder of record on the Record Date you may vote at the Annual Meeting by the following means:
•
Before the Annual Meeting via the Internet. Go to the website indicated on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on the proxy card. Your electronic proxy card must be completed by 11:59 P.M. Eastern Time on November 22, 2021, for your shares to be voted at the Annual Meeting.

•
During the Annual Meeting. Access the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/EMMA2021. You may vote online at the Annual Meeting even if you have already submitted a proxy card or electronic proxy card.

•
Vote by Phone 1-800-690-6903. Use any touch tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 22, 2021. Have your proxy card in hand when you call and then follow the instructions.

•
Vote by Mail Using the Enclosed Proxy Card. Simply mark, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided or by facsimile as instructed on the proxy card

All properly executed proxy cards and properly completed electronic proxy cards that have not been revoked as described below will be voted at the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions contained in the proxy card. If a stockholder executes and returns a proxy card or completes an electronic proxy card and does not specify otherwise, the shares represented by the proxy card will be voted “FOR” the election as directors of the seven nominees identified herein, “FOR” Proposals Nos. 2 through 6 and in the proxy holders’ discretion with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
If your shares of common stock are held by your broker as your nominee, that is, in “street name,” the enclosed voting instruction card is sent by the institution that holds your shares. Please follow the instructions included on that card for instructing your broker to vote your shares at the Annual Meeting. If you do not give instructions to your broker, your broker can vote your shares with respect to any “discretionary” matters only but not with respect to “non-discretionary” items as described under “Abstentions and Broker Non-Votes,” below.
YOUR VOTE IS VERY IMPORTANT. You should return your proxy card by mail or complete an electronic proxy card via the Internet even if you plan to access the Annual Meeting and vote online.
Revoking Your Proxy
Any proxy given may be revoked at any time before it is voted at the Annual Meeting by notifying the Corporate Secretary of the company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by accessing the Annual Meeting and voting online. Any written notice of revocation should be sent to Emmaus Life Sciences, Inc., 21250 Hawthorne Blvd., Suite 800, Torrance, California 90503, Attention: Corporate Secretary, in time that it is received not later than November 22, 2021. If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or other nominee or by attending the Annual Meeting and voting via the Internet during the Annual Meeting.
Absence of Specific Voting Instruction; Additional Matters That May Come Before Annual Meeting
If a quorum is established at the Annual Meeting, all shares of our common stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given in those proxies. With respect to registered stockholders, proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified in the proxy card will be voted according to the recommendations of our Board of Directors on such proposals, which recommendations are in favor of each of the proposals, and will be voted, in the proxy holders’ discretion, upon such other matter or matters that may properly come before the Annual Meeting and any such postponements or adjournments thereof. As of the date of this proxy statement, we know of no business other than the proposals that will be presented for action at the Annual Meeting. All proxy cards, whether received prior to or after the original date of the Annual Meeting, will be valid as to any postponements or adjournments of the Annual Meeting.
Abstentions and Broker Non-Votes
An “abstention” is the voluntary act of not voting by a stockholder who is present at the Annual Meeting and entitled to vote.
If applicable, a “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner, that is, in “street name,” does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Brokers generally have discretionary authority to vote without specific instructions from their customers on routine matters only. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which your broker is a member. On non-routine matters for which you do not give your broker instructions to vote your shares, your shares will be treated as broker non-votes and will be deemed to be not entitled to vote on the matters.
Proposal 2, to approve an amendment to our restated certificate of incorporation, and Proposal 6, to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm, are expected to be considered routine matters. Proposal 1, the election of directors, as well as Proposals 3, 4 and 5 are expected to be considered non-routine matters on which brokers will not have discretionary authority to vote.
For a discussion of the effect of abstentions and broker non-votes on the outcome of the vote on each Proposal, please refer to the discussion of each Proposal.
Quorum
A majority of the shares of our common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for a quorum to be present and for any action to be taken at the Annual Meeting. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more Proposals, your shares will be counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes also will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the time of the Annual Meeting, we expect that the Annual Meeting will be adjourned to allow for the solicitation of additional proxies.

Solicitation of Proxies
The company will pay for all costs incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from our stockholders in person or by telephone, facsimile, e-mail, or other electronic means without additional compensation other than reimbursement for any expenses they may incur. If applicable, arrangements also will be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of the proxy materials to the beneficial owners of shares held of record by them, and we will reimburse such brokerage firms, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. We also may determine to retain a proxy solicitor to assist in soliciting proxies for a fee that we estimate would not exceed $25,000 plus reimbursement of certain expenses.
Appraisal Rights
Stockholders will not have any statutory or other dissenters’ or appraisal rights in connection with any of the Proposals to be voted on at the Annual Meeting.
Interest of Executive Officers and Directors
None of the company’s executive officers or directors has any personal interest in any of the Proposals to be acted upon at the Annual Meeting, except executive officers and directors named as nominees for election to our Board of Directors and except that the executive officers, along with other employees, and non-employee directors will be eligible to receive future awards under our 2021 Stock Incentive Plan if it is approved at the Annual Meeting.
If You Receive More Than One Proxy Card
If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all your shares are voted, please mark your votes and date, sign, and return each proxy card or complete an electronic proxy card online via the Internet as instructed on each proxy card.
Householding Information
The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries (e.g., brokers, banks, and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of the proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker or bank if your shares are held in street name.
Voting Results of the Annual Meeting
We will announce preliminary voting results at the Annual Meeting and publish the final results in a Current Report on Form 8-K to be filed with the SEC no later than November 30, 2021. You may obtain a copy of the Form 8-K by contacting us at (310) 214-0065 or at an SEC public reference room. For the location of an SEC public reference room near you, please contact the SEC at (800) SEC-0330.
You can also get a copy of the Form 8-K report that will contain the results of voting at the Annual Meeting, as well as other reports we file with the SEC, through the SEC’s electronic data gathering and reporting, or EDGAR, system at www.sec.gov.

Stockholder Proposals and Recommendations
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than June 13, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in issuer proxy materials. Proposals should be addressed to:
Emmaus Life Sciences, Inc.
Attention: Corporate Secretary
21250 Hawthorne Blvd., Suite 800
Torrance, California 90503
Stockholders may recommend to the Governance and Nominations Committee nominees for election to our Board of Directors by complying with the procedures set forth in the Governance and Nominations Committee Charter, which require, among other things, that such nomination be in writing, contain specified information regarding the nominee and be received by the company by the deadline for submitting stockholder proposals.
If you would like to recommend the nomination of someone for election to our Board of Directors at our 2022 annual meeting, please review the Governance and Nominations Committee Charter which is available on the company’s website at www.emmausmedical.com. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations” in this proxy statement.

PROPOSAL 1 — ELECTION OF DIRECTORS
The company’s amended and restated by-laws provide that our Board of Directors will consist of such number of directors as our stockholders or Board of Directors may determine. Our current Board of Directors consists of seven directors.
At the Annual Meeting, our stockholders will vote on the election of seven directors to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death, resignation, disqualification or removal. Upon the recommendation of the Governance and Nominations Committee of our Board of Directors, our Board of Directors has nominated Yutaka Niihara, M.D., M.P.H., Willis C. Lee, Robert Dickey IV, Masaharu Osato, M.D., Jane Pine Wood, Wei Peu Zen, and Alfred Lui, M.D., FCAP for election as directors at the Annual Meeting.
With the exception of Dr. Lui, the director nominees currently serve as directors of the company. All the nominees have indicated their willingness and ability to serve as directors. If any of nominee becomes unwilling or unable to serve, your proxy will be voted for an alternative nominee of our present Board of Directors. You can find information about the nominees in the “Board of Directors and Executive Officers” section, below.
Vote Required
You may vote your shares in favor of any or all the nominees or you may withhold your vote as to any or all the nominees. The affirmative vote of a plurality of votes cast with respect to the election of directors is required for the nominees’ election. In other words, the seven nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as directors. Stockholders have no right to cumulate their votes in the election of directors. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted “FOR” election of the seven nominees named above. Votes withheld and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 1.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT
General
Our Board of Directors has adopted, approved, declared advisable and recommended that our stockholders approve, an amendment to our restated certificate of incorporation to authorize our Board of Directors to effect a reverse stock split of the outstanding shares of our common stock at any time within one year following the Annual Meeting at a ratio of not less than 1-for-3 nor greater than 1-for-6 (the “reverse stock split”), with the decision whether to proceed with the reverse stock split, the effective time of the reverse stock split, and the ratio of the reverse stock split to be determined by our Board of Directors in its discretion and publicly announced by us.
If the stockholders approve the amendment and our Board of Directors determines to implement the reverse stock split, the reverse stock split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by our Board of Directors and specified in the certificate of amendment filed with the Delaware Secretary of State. Our Board of Directors reserves the right to abandon or delay the filing of the amendment notwithstanding its approval by the stockholders, and the amendment will be abandoned if it has not become effective within one year following the Annual Meeting.
Reasons for the Amendment and the Reverse Stock Split
Facilitate Listing of Common Stock on a National Stock Exchange
Our common stock was suspended from trading on The Nasdaq Capital Market on September 11, 2019, and began to be quoted on the OTCQX Tier of the OTC Markets Group, Inc. The purpose of the amendment is to facilitate the listing of our common stock on The Nasdaq Capital Market or the NYSE American by authorizing our Board of Directors to implement the reverse stock split if necessary or appropriate to increase the trading price of common stock in order to satisfy initial listing standards regarding minimum trading price described in greater detail below.
Our Board of Directors believes that delisting from The Nasdaq Capital Market adversely affected the trading price and liquidity of our common stock for the reasons described below under “Marketability,” as well as our ability to raise equity financing on terms acceptable to the company. For these reasons, our Board of Directors believes that listing our common stock on The Nasdaq Capital Market or the NYSE American is in the best interests of the company and our stockholders.
The Nasdaq Capital Market and the NYSE- American have established standards for initial listing of securities under which issuers must meet various listing requirements, including average daily trading volume and minimum bid price or closing price requirements. Under The Nasdaq Capital Market standards, our common stock is required to have a minimum closing price of $3 or minimum bid price of $4 over a specified number of trading days. Under the NYSE American standards, the required minimum trading price is $3 per share on an intra-day basis over a weeks-long trading period. It is possible that the existing trading in our common stock on the OTCQX combined with potential developments related to sales of Endari in the U.S. or abroad, clinical trial results, possible strategic transactions or other developments in our business may result in an increase in the price of our common stock sufficient to meet the initial listing standards of The Nasdaq Capital Market or the NYSE American regarding the minimum trading price of our common stock without resorting to the reverse stock split. The decrease in the number of outstanding shares of our common stock resulting from the reverse stock split, however, and anticipated increase in the price per share of our common stock on the OTCQX may be necessary to meet the applicable initial listing standard regarding the minimum trading price of our common stock.
A higher market price also may make our common stock more attractive to institutional investors and enhance our ability to raise additional capital through public or private sales of common stock securities convertible into common stock. For example, as long as our common stock is quoted on the OTCQX tier, there may be significant state blue sky law restrictions on the ability of investors to sell, and on purchasers to buy, our common stock.
Marketability
Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Our Board of Directors believes that the anticipated higher market price of our common stock resulting from the reverse stock split may make it possible for institutional investors and brokerage firms with such policies and practices to invest or handle trading in our common stock, but there can be no assurance in this regard.
There is a possibility that the liquidity of the trading market for our common stock on the OTCQX, or on The Nasdaq Capital Market or the NYSE American if we are able to list our common stock, may be adversely affected by the reduction in the number of outstanding shares following the reverse stock split, particularly if the price per share of our common stock and related market capitalization do not increase in proportion to the reverse stock split ratio determined by our Board of Directors.
Our Board of Directors believes that stockholder approval of a range of possible reverse stock split ratios, as opposed to a single fixed reverse stock split ratio, will afford the Board of Directors more flexibility to achieve the purposes of the reverse stock split and, therefore, is in the best interests of the company. In determining any reverse stock split ratio, the Board of Directors (or any authorized committee of the Board of Directors) will give primary consideration to the initial listing standards of The Nasdaq Capital Market and the NYSE American regarding the minimum trading price of our common stock and may consider other factors such as:
•	historical trading prices and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on the administrative and transaction costs associated with trading in our common stock; and
•	prevailing general market and economic conditions.
Notwithstanding stockholder approval of this Proposal 2, our Board of Directors (or any authorized committee of the Board of Directors) reserves the right not to implement the reverse stock split, including if it determines in its discretion that the reverse stock split is not necessary to gain listing of our common stock on The Nasdaq Capital Market or the NYSE American or is otherwise not in the best interests of the company.
Certificate of Amendment
If Proposal 2 is approved and our Board of Directors determines to implement the reverse stock split within one year following the Annual Meeting, a new paragraph will be added following the first paragraph of Article IV, Section 4.B, of our restated certificate of incorporation as follows:
“Upon the effectiveness of the Certificate of Amendment of the Restated Certificate of Incorporation adding this paragraph (the “Effective Time”), each three (3) to six (6) shares of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share, without any further action by the Corporation or the holder thereof, the exact ratio within the range of three (3) to six (6) to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation's exchange agent in lieu of such fractional share interests, upon receipt by the Corporation's exchange agent of any required transmittal letter properly completed and duly executed by the stockholder, and, where shares are held in certificated form, the surrender of the stockholder's Old Certificates (as defined below), in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing price (as adjusted to reflect the Reverse Stock Split) of our common stock as reported on the OTCQX or The Nasdaq Capital Market or NYSE American, as applicable, during the ten consecutive trading days ending on the second trading day immediately prior to the effective date of the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”)

shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The full text of the certificate of amendment to our restated certificate of incorporation is set forth as Annex A to this proxy statement.
Principal Effects of the Reverse Stock Split
If implemented, the reverse stock split will affect all outstanding shares of our common stock, options and warrants to purchase shares of our common stock and convertible promissory notes, as well as the number of shares of common stock available for awards under our 2021 Stock Incentive Plan described in Proposal 3. The reverse stock split is expected to affect holders of common stock, options, warrants and convertible promissory notes uniformly, so each holder would hold or have the right to acquire the same percentage of our common stock immediately following the reverse stock split as immediately prior to the reverse stock split, except for immaterial adjustments that may result from the elimination of fractional shares as described below.
The reverse stock split will not affect the number of authorized shares of our common stock or preferred stock, and the issued shares of our common stock that are no longer outstanding as a result of the reverse stock split – that is, the number of shares equal to the difference between the shares outstanding immediately before and after the reverse stock split – will become treasury shares and be deemed to be issued, but not outstanding.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the proposed amendment to our restated certificate of incorporation is approved at the Annual Meeting and our Board of Directors determines to implement the reverse stock split, the reverse stock split will become effective as of 12:01 a.m. Eastern Time on the date specified in the certificate of amendment as filed with the office of the Secretary of State of the State of Delaware, which is referred to as the “effective time.” The Board of Directors will determine the exact timing of the filing of the certificate of amendment based on its evaluation as to when the filing would be the most advantageous to the company and its stockholders and publicly announced in a press release. Except as described below under “Fractional Shares,” at the effective time each whole number of issued and outstanding pre-reverse stock split shares that the Board of Directors has determined will be combined automatically into one post-reverse stock split share without any action on the part of our stockholders, and each certificate which immediately prior to the effective time represented pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.
We intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as shares held by stockholders in their names. Banks, brokers or other nominees will be instructed to reflect the reverse stock split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Fractional Shares
No fractional shares will be issued in connection with any reverse stock split. Stockholders of record at the effective time of the reverse stock split who otherwise would be entitled to receive fractional shares will, in lieu of a fractional share, be entitled, upon surrender to our transfer agent of certificates representing such pre-reverse stock split shares, to a cash payment equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing price (as adjusted to reflect the reverse stock split) of our common stock as reported on the OTCQB or The Nasdaq Capital Market or NYSE American, as applicable, during the ten consecutive trading days ending on the second trading day immediately prior to the effective date of the reverse stock split.
Risks Associated with the Reverse Stock Split
We cannot predict whether the reverse stock split will result in an increase in the market price for our common stock over an extended period. The history of trading following similar reverse stock splits is varied, and the market price of our common stock will be based on our performance and other factors unrelated to the number of shares outstanding. There are other risks associated with the reverse stock split, if implemented, including:

•
Even if we meet the initial listing standard regarding the minimum trading price of our common stock, we may be unable to meet the other initial listing standard of The Nasdaq Capital Market or the NYSE American. If we gain listing on The Nasdaq Capital Market or the NYSE American, the market price of our common stock may not remain above the minimum bid price per share for continued listing on The Nasdaq Capital Market and the NYSE American, or we may fail to meet the other requirements for continued listing such as minimum market capitalization or timely filing of our SEC reports, resulting in the delisting of our common stock. For this and the other reasons discussed below, there can be no assurance that the reverse stock split, if implemented, will achieve its intended benefits.

•
Although the Board of Directors believes that a higher stock price resulting from the reverse stock split may help generate the interest of potential new potential investors in our common stock, the resulting share price may be insufficient to satisfy the investing guidelines of institutional investors or investment funds. Further, other factors such as our financial results, market conditions and the market perception of our business and prospects may adversely affect the interest of potential new investors. If so, the liquidity of trading in our common stock may not improve following the reverse stock split.

•
The reverse stock split could be viewed negatively by the market and other factors such as those described above may adversely affect the market price of our common stock. Consequently, the market price per post-reverse stock split share may not increase directly in proportion to the percentage reduction in the number of shares of our common stock outstanding before the reverse stock split. If not, the market capitalization of our common stock after the reverse stock split may be lower than the market capitalization before the reverse stock split, which may prevent us from meeting the initial or continued listing standards of The NASDAQ Capital Market or the NYSE American regarding minimum market capitalization.

•
The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of multiples of 100 shares. Additionally, any reduction in brokerage commissions resulting from the reverse stock split as discussed above may be offset, in whole or in part, by increased brokerage commissions relating to sales of odd lots created by the reverse stock split.

Potential Anti-Takeover Effect
The reverse stock split will not affect our authorized shares of common stock, so the reverse stock split, if implemented, would increase the proportion of unissued authorized shares to issued shares, which could be considered to have an anti-takeover effect by permitting issuances of additional shares that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company. Proposal 2, however, is not being proposed in response to any effort of which the company is aware to accumulate shares of our common stock or obtain control of the company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors or stockholders. Other than the reverse stock split, our Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the company.
No Dissenters' Appraisal Rights
Under the Delaware General Corporation Law, stockholders are not entitled to dissenters' appraisal rights with respect to the reverse stock split and will not be afforded such rights.
Federal Income Tax Consequences
The following is a summary of certain material federal income tax consequences of the reverse stock split to a U.S. Holder (as defined below) but does not purport to be a complete discussion of all the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences or the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split and the post-reverse stock split shares are or will be held as a “capital asset,” as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. We cannot assure stockholders that the Internal Revenue Service (“IRS”) will not challenge one or more of the tax consequences described in this proxy statement, and we have not obtained, nor do we intend to obtain a ruling from the IRS or an opinion of counsel with respect to the U.S. federal income tax consequences of the reverse stock split of our common stock. Accordingly, each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-reverse stock split shares of our common stock or will hold post-reverse stock split shares of our shares of common stock, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partners in partnerships holding our common stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the reverse stock split.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as one of the following: (i) an individual citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (A) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (B) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.
We expect the proposed reverse stock split to be treated as a “recapitalization” for U.S. federal income tax purposes, and the foregoing discussion assumes that this tax treatment is respected by the IRS and all other applicable taxing authorities. Therefore, except as described below with respect to cash received in lieu of a fractional share, no gain or loss would generally be recognized by a U.S. Holder upon the deemed exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares would be the same as the U.S. Holder’s aggregate tax basis in the pre-reverse stock split shares (excluding the portion of the tax basis allocable to any fractional shares). The U.S. Holder’s holding period for the post-reverse stock split shares would include the period during which the U.S. Holder held pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares surrendered to the shares received pursuant to the reverse stock split. U.S. Holders that hold shares of common stock with differing bases or holding periods should consult their respective tax advisors in this regard.
A U.S. Holder that receives cash in lieu of a fractional share of common stock would generally be treated as if such U.S. holder received the fractional share in the reverse stock split and then received the cash in redemption of the fractional share. The deemed redemption generally results in capital gain or loss equal to the difference between the amount of cash received and the portion of the U.S. Holder’s tax basis in its common stock that is allocable to the fractional share. Such capital gain or loss is generally long-term capital gain or loss if the U.S. Holder’s holding period in its common stock surrendered exceeded one year at the effective time of the reverse stock split. The deductibility of capital losses is subject to limitations.
U.S. Information Reporting and Backup Withholding Tax
U.S. Holders may be subject to information reporting with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split unless such U.S. holder can establish an exemption. In addition, U.S. Holders may be subject to backup withholding (at the current applicable rate of 24%) on the payment of cash if they fail to provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is properly furnished to the IRS on a timely basis. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required
You may vote for or against Proposal 2 or abstain from voting. Proposal 2 and the amendment to our restated certificate of incorporation will be approved if Proposal 2 receives the affirmative vote of a majority of the outstanding shares of our common stock. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted “FOR” Proposal 2. Abstentions will have the same effect as a vote against Proposal 2. We anticipate that there will be no broker non-votes as brokers are expected to be entitled to vote in their discretion on this Proposal. However, should broker non-votes occur, they will have the same effect as a vote against Proposal 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE REVERSE STOCK SPLIT

PROPOSAL 3 — APPROVAL OF 2021 STOCK INCENTIVE PLAN
Background
On September 29, 2021, our Board of Directors adopted the Emmaus Life Sciences, Inc. 2021 Stock Incentive Plan (the “Plan”) upon the recommendation of the Compensation Committee of the Board and subject to stockholder approval. The Plan is intended to replace our Amended and Restated 2011 Stock Incentive Plan, which expired on May 3, 2021, and our former Amended and Restated Omnibus Incentive Plan, which has been terminated by the Board of Directors. The expiration and termination of our former Plans did not affect awards outstanding under the former Plans, but no further awards may be made under the former Plans.
We are seeking stockholder approval of the Plan in order comply with the incentive stock option (“ISO”) rules under Section 422 of the Code. Stockholder approval of the Plan also will enable us to satisfy applicable stock exchange listing requirements if we seek to regain listing of our common stock as described in the discussion of Proposal 2. If the stockholders fail to approve the Plan, it will not be implemented as proposed, but the Compensation Committee and our Board of Directors reserve the right to adopt the same or similar plan at their discretion.
The Plan permits grants of stock options, stock appreciation rights (“SARs”), restricted stock, stock units, stock bonus and unrestricted stock awards, which we collectively refer to as “Awards.” Our Board of Directors believes that the Plan will be an important factor in attracting, retaining, and motivating officers, directors and executive, managerial, professional and administrative employees of and consultants of the company and our affiliates, who are collectively referred to as “Eligible Persons.” Our Board of Directors believes that we need the flexibility to have an ongoing reserve of common stock available for future equity-based awards and to make future awards in a variety of forms.
Purpose
The purpose of the Plan is to attract, retain and motivate select Eligible Persons and to provide incentives and rewards for their performance by enabling such persons to acquire or increase a proprietary interest in the company and to strengthen the mutuality of interests between such persons and our stockholders. As of June 30, 2021, there were approximately 60 Eligible Persons among the officers, directors, employees and consultant of the company and our affiliates.
Shares Subject to the Plan
The Plan provides that no more than 4,000,000 shares of common stock may be issued pursuant to Awards under the Plan, all of which are available for ISOs. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Plan for stock splits, stock dividends, reverse stock splits, recapitalizations and other similar events. For example, if Proposal 2 is approved at the Annual Meeting and our Board of Directors elects to effect the reverse stock split, the number of shares of common stock subject to the Plan would be reduced in proportion to the reverse stock split ratio.
The maximum Awards that can be granted under the Plan to a single participant in any calendar year shall be 500,000 shares of common stock in the form of options or SARs, and 500,000 shares of common stock in the form of restricted shares, restricted stock units, stock bonus and other stock-based awards, in each case subject to adjustment as provided in the Plan for stock splits, stock dividends, reverse stock splits, recapitalizations and other similar events.
Administration
The Compensation Committee of the Board of Directors or another committee appointed by our Board of Directors administers the Plan. The Compensation Committee and any other committee exercising discretion under the Plan from time to time are referred to as the “Committee.”
Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock, stock units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the terms of the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan.

Stock Awards granted under the Plan (other than performance-based Awards, Awards involving an aggregate number of shares equal to less than 5% of shares available for Awards and director stock grants described below) will have a minimum vesting period of three years.
The Plan provides that we will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan. The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.
Eligibility
The Committee may grant options that are intended to qualify as ISOs only to our and our subsidiaries’ employees and may grant all other Awards to Eligible Persons. The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.
Types of Awards
Options. Options granted under the Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to as Non-Qualified Options. The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of common stock on the option grant date).
Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them.
Exercise Price for Options and SARs. The exercise price of ISOs, Non-Qualified Options, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to any employee who, on the grant date, owns stock representing more than 10% of the combined voting power of all classes of our stock).
Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, during the term established by the Committee, subject to earlier termination relating to a holder’s termination of employment or service. The expiration date of options and SARs may not exceed 10 years from the date of grant (five years in the case of ISOs granted to any employee who, on the grant date, owns more than 10% of the combined voting power of all classes of our stock).
Unless otherwise provided under the terms of the agreement evidencing a grant, options and SARs that have vested may be exercised during the one-year period after the optionee’s termination of service due to death or permanent disability or after the optionee retires (with respect to SARs and Non-Qualified Options only) and during the 90-day period after the optionee’s termination of employment other than for cause (but in no case later than the termination date of the option or SAR). Each unvested option or SAR at the time of termination will terminate at that time.
Restricted Stock, Stock Units, Stock Bonus, and Other Stock-Based Awards. Under the Plan, the Committee may grant restricted stock that is forfeitable until certain vesting requirements are met, may grant restricted stock units (“RSUs”), which represent the right to receive shares of common stock or the value of shares of common stock in cash after certain vesting requirements are met, and may grant unrestricted stock as to which the Participant’s interest is immediately vested (subject to the exceptions to the minimum vesting requirements described above). The Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested, which may include the achievement of financial or other objective performance goals or other objectives.
Maximum Annual Non-Employee Director Awards. The Plan provides that the number of shares of common stock subject to Awards to non-employee directors may not exceed 100,000 in any calendar year, subject to adjustment as provided in the Plan for stock splits, stock dividends, reverse stock splits, recapitalizations and other similar events. Each non-employee director Award will vest in four equal quarterly installments, subject to accelerated vesting in certain circumstances.
Claw Back of Awards
Unless otherwise provided in an agreement granting an Award, we may terminate any outstanding, unexercised, unexpired or unpaid Award, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award in the event of the discovery of the Participant’s fraud or misconduct, or otherwise in connection with a financial restatement.
Income Tax Withholding
As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.
Transferability
Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except as otherwise permitted by the Committee.
Certain Corporate Transactions
The Committee will equitably adjust the number of shares covered by each outstanding Award, the number of shares that have been authorized for issuance under the Plan but have not yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, and the maximum number of shares that may be granted in any calendar year to individual participants, as well as the price per share covered by each outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. The Committee may also take such measures, as it deemed necessary and appropriate to prevent the diminution or enlargement of rights intended to be delivered under the Plan and outstanding Awards, in the event of a recapitalization of the shares, a share repurchase, a spin-off, or a similar occurrence. Any such adjustments with respect to ISOs will be made in accordance with Section 424 of the Code.
The Committee has the authority, in the event of a merger, sale of assets, reorganization or similar change in control transaction, to cause us to accelerate the vesting of Awards. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award will terminate upon such consummation. Upon any such change in control, the treatment of outstanding Awards will be as provided in the definitive transaction agreement, which may provide for any of (i) the continuation of the Award by the surviving entity or its parent, (ii) substitution of the award by the surviving entity or its parent, (iii) cancellation of the Award with or without the payment of consideration, or (iv) suspension of the right to exercise an Award during a limited period of time preceding the closing of the transaction if administratively necessary to permit the closing of the transaction.
Term of the Plan; Amendments or Termination
The term of the Plan is 10 years from the date of its adoption by our Board of Directors. Our Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted. Furthermore, the Plan specifically prohibits the repricing of stock options or SARs without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a stock option or SAR to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a stock option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.
U.S. Federal Income Tax Consequences
The U.S. federal income tax rules applicable to awards under the Plan under the Code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a Participant resides.
Stock option grants under the Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, federal income tax is not due from a Participant upon the grant of a stock option, and a deduction is not taken by us. Under current tax laws, if a Participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option exercise price. We are entitled to a corresponding deduction on our income tax return. A Participant will not have any taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a Participant of a disposition of shares acquired through the exercise of a stock option depends on how long the shares were held and whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. If a Participant holds the shares acquired through the exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of those shares and the Participant’s tax basis in those shares will be long-term capital gain or loss. If a Participant disposes of shares acquired on exercise of an ISO before the end of the Holding Period (a “Disqualifying Disposition”), the Participant generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the shares on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the shares on the date of exercise of the option, the amount of ordinary income recognized by the Participant will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the shares on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holdings period for the shares exceeds one year. We may be entitled to a deduction in the case of a Disqualifying Disposition in an amount equal to the ordinary income includible in income by the Participant.
Generally, taxes are not due when a restricted stock or RSU Award is initially granted, but the restricted stock becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (generally, when it becomes vested or nontransferable), in the case of restricted stock, or when shares or cash are issued in settlement of an RSU. Income tax is calculated on the value of the stock at ordinary rates at that time, and then at capital gain rates when the shares are sold. However, no later than 30 days after a Participant receives an award of restricted stock, pursuant to Section 83(b) of the Code, the Participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the stock at the time of receipt. Provided that the election is made in a timely manner, the Participant will not recognize any additional income when the award is no longer transferable or subject to a “substantial risk of forfeiture.”
The grant of a SAR generally will have no federal income tax consequences for the participant. Upon the exercise of a SAR, the Participant will recognize ordinary income equal to the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares. Generally, we will be entitled to a deduction equal to the amount of ordinary income recognized by the Participant at the time the Participant recognizes such income for tax purposes.
Section 409A of the Code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the Plan but may apply in some cases to RSUs. For such Awards subject to Section 409A, certain of our officers may experience a delay of up to six months in the settlement of the Awards in shares of our stock. Any Awards subject to Section 409A of the Code are intended to comply with Section 409A. However, if any such Awards do not comply with Section 409A of the

Code, the Participant holding such Awards could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and additional interest determined under Section 409A of the Code) on the value of the Award.
Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $ 1 million in any tax year. Compensation that qualifies as “performance-based compensation” is no longer excluded from the $1 million deductibility cap.
The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.
New Plan Benefits
No Awards have been granted under the 2021 Stock Incentive Plan and. no determination has yet been made as to the Awards, if any, that any Eligible Persons will be granted in the future. Therefore, the benefits to be awarded under the Plan are not determinable.
Vote Required
You may vote for or against this Proposal 3 or you may abstain from voting. Proposal 3 will be approved if the Proposal receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted “FOR” Proposal 3. Abstentions from voting will have the same effect as a vote against Proposal 3. Broker non-votes will have no effect on the outcome of the vote on Proposal 3.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF OUR 2021 STOCK INCENTIVE PLAN.

PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
SEC rules require public companies to provide stockholders with periodic advisory votes on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following Proposal to afford stockholders the opportunity to approve or not approve, on an advisory basis, the compensation program of the named executive officers listed in the Summary Compensation Table under “Executive Compensation” in this Proxy Statement by voting for or against the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion, is hereby approved.”
This advisory vote will not be binding on our Board of Directors or the Compensation Committee of the Board of Directors or construed as overruling a decision by our Board of Directors or the Compensation Committee, affecting the fiduciary duties of our directors or members of the Compensation Committee or restricting the ability of stockholders to make proposals for inclusion in future proxy materials related to executive compensation. Our Board of Directors and the Compensation Committee, however, in their discretion may consider the outcome of the advisory vote when determining future executive compensation matters.
Vote Required
You may vote for or against Proposal 4 or abstain from voting. The outcome of the vote on Proposal 4 will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted “FOR” Proposal 4. Abstentions from voting will have the same effect as a vote against Proposal 4. Broker non-votes will have no effect on the outcome of the vote on Proposal 4.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE RESOLUTION
APPROVING THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5 — RECOMMENDTION REGARDING FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act also entitles our stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast future advisory votes on say-on-pay proposals. By voting on this Proposal, stockholders may indicate whether they would prefer that such advisory votes take place once every year, every two years or every three years.
After considering these three alternatives and upon the recommendation of the Compensation Committee, our Board of Directors determined that conducting the advisory vote on executive compensation every three years is most appropriate for us and our stockholders at present.
The Compensation Committee and our Board of Directors will consider the outcome of the vote when making future decisions regarding the frequency of future advisory votes on executive compensation. This vote is advisory in nature and not binding, however, and the Compensation Committee or our Board of Directors may decide that it is in the best interests of us and our stockholders to hold an advisory vote more or less frequently than the alternative that is approved by our stockholders.
Vote Required
With respect to Proposal 5, you may vote for “Every Year,” “Every Two Years” or “Every Three Years” or abstain from voting. The option that receives the highest number of votes cast will be deemed adopted. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted for “EVERY THREE YEARS.” Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 5.
Recommendation of the Board of Directors
THE BOARD RECOMMENDS A VOTE FOR “EVERY THREE YEARS” FOR THE CONDUCT OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 6 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our stockholders will be asked at the annual meeting to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our amended and restated by-laws or otherwise. Our Board of Directors is submitting the appointment of Baker Tilly US, LLP for ratification by our stockholders as a matter of good corporate practice and to facilitate the presence of a quorum for the Annual Meeting. If our stockholders fail to ratify the appointment of Baker Tilly US, LLP, the Audit Committee of our Board of Directors may reconsider their appointment. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.
We expect representatives of Baker Tilly US, LLP to be present at the annual meeting and to have an opportunity to make a statement if they so choose. We also expect such representatives to be available to respond to appropriate questions.
Independent Registered Public Accounting Firm’s Fees and Services
The table below provides the aggregate fees billed for professional services rendered by Baker Tilly US, LLP for the fiscal years ended December 31, 2020, and 2019:
Services Rendered	2020	2019
Audit Fees(1)	$377,810	$156,118
Audit–Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$377,810	$156,118
(1)
Audit Fees. This category includes fees for professional services provided in conjunction with the audit of our financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of our quarterly financial statements, assistance and review of documents filed with the SEC, and consents and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.

Vote Required
You may vote for or against Proposal 6 or abstain from voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 6 is required to ratify the appointment of Baker Tilly US, LLP. Unless otherwise instructed thereon, properly executed proxy cards and electronic proxy cards returned or completed in a timely manner will be voted “FOR” ratification of Baker Tilly US, LLP’s appointment. Abstentions will have the same effect as a vote against Proposal 6. We anticipate that there will be no broker non-votes as brokers are expected to be entitled to vote in their discretion on Proposal 6. However, should broker non-votes occur, they will have no effect on the outcome of the vote on Proposal 6.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF Baker Tilly US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Information Concerning Directors and Director Nominees
Each of the persons named below has been nominated for election as a director of the company at the Annual Meeting. With the exception of Dr. Lui, the nominees currently serve as directors of the company.
Name	Age	Position
Yutaka Niihara, M.D., M.P.H.	62	Chairman of the Board and Chief Executive Officer
Willis C. Lee.	61	Director and Chief Operating Officer
Robert Dickey IV(1)	66	Director
Masaharu Osato, M.D.(1)	67	Director
Jane Pine Wood(1)	59	Director
Wei Peu Zen	69	Director
Alfred Lui, M.D., FCAP.	73	Director-nominee
(1)
Member of the Audit Committee, the Compensation Committee and the Governance and Nominations Committee. Mr. Dickey is the Chair of the Audit Committee. Ms. Wood is Chair of the Governance and Nominations Committee. Ian Zwicker, our other incumbent director, is the current Chair of the Compensation Committee and will retire upon the expiration of his current term on the Annual Meeting date and the election of his successor. We wish to publicly thank Mr. Zwicker for his many years of dedicated service as a director.

Our amended and restated by-laws provide that each director elected or appointed to our Board of Directors is to hold office until the next Annual Meeting of stockholders following such election or appointment and until the director’s successor is elected and qualified or until his or her earlier resignation or removal. Our amended and restated by-laws provide that vacancies on our Board of Directors, including those resulting from an increase in the authorized number of directors, may be filled by vote or approval of a majority of the directors, even if less than a quorum, or by the sole remaining director.
Background of Nominees for Election to the Board
The paragraphs below set forth information about each director and director-nominee that includes his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies, if any, for which he or she currently serves as a director or has served as a director during the past five years and the experience, qualifications, attributes or skills that led our Governance and Nominations Committee and our Board of Directors to determine that the nominee should serve on our Board of Directors. Except as noted in their respective biographies below, each of our directors and officers became a director or officer as of the completion of our merger transaction with EMI Holding, Inc., or EMI Holding, on July 17, 2019.Dr. Niihara and Mr. Lee also serve as directors and officers of one or more of our wholly owned subsidiaries.
Yutaka Niihara, M.D., M.P.H. served as Chairman and Chief Executive Officer since January 2016, as Chief Scientific Officer from April 2015 until December 2015, as President and Chief Executive Officer from April 2011 to April 2015 and as a director since April 2011 of EMI Holding, and as a director of EMI Holding’s predecessor, Emmaus Medical, from 2003 to April 2011. Since May 2005, Dr. Niihara has also served as the President, Chief Executive Officer and Medical Director of Hope International Hospice, Inc., or Hope Hospice, a Medicare-certified hospice program. From June 1992 to October 2009, Dr. Niihara served as a physician specialist for Los Angeles County. Dr. Niihara is the principal inventor of the patented L-glutamine treatment for SCD. Dr. Niihara has been involved in patient care and research for sickle cell disease during most of his career and is a widely published author on sickle cell disease. Dr. Niihara is board-certified by the American Board of Internal Medicine/Medical Oncology and by the American Board of Internal Medicine/Hematology. He is licensed to practice medicine in both the United States and Japan. Dr. Niihara is a Professor of Medicine at the David Geffen School of Medicine at UCLA. Dr. Niihara a holds B.A. degree in Religion from Loma Linda University, a M.D. degree from the Loma Linda University School of Medicine and a M.P.H. degree from Harvard School of Public Health. We believe Dr. Niihara is qualified to serve as a director due to his critical involvement in the research and development of Endari® and extensive knowledge and experience in treating sickle cell disease in the primary care setting.

Willis C. Lee, M.S. served as Chief Operating Officer since May 2011, as a director since December 2015, as Vice-Chairman of the board of directors since January 2016 and as Chief Financial Officer from October 2016 to July 2018 of EMI Holding. Mr. Lee also previously served as a director of EMI Holding from May 2011 to May 2014 and again from to December 2015 to January 2016. Mr. Lee served as the Co-Chief Operating Officer and Chief Financial Officer and as a director of Emmaus Medical from March 2010 to May 2011. Prior to that time, he was the Controller at Emmaus Medical from February 2009 to February 2010. From 2004 to 2010, Mr. Lee led worldwide sales and business development of Yield Dynamics product group at MKS Instruments, Inc., a provider of instruments, subsystems, and process control solutions for the semiconductor, flat panel display, solar cell, data storage media, medical equipment, pharmaceutical manufacturing, and energy generation and environmental monitoring industries. Prior to that time, Mr. Lee held various managerial and senior positions at various public and private companies in the semiconductor and other industries. Mr. Lee received his B.S. degree and a M.S. degree in Physics from University of Hawaii and University of South Carolina, respectively. We believe Mr. Lee is qualified to serve as a director due to his extensive knowledge and experience, as well as his intimate knowledge of the company through his service as an executive officer of the company and Emmaus Medical.
Robert Dickey IV has served as Managing Director at Foresite Advisors since March 2020 and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Foresite Advisors provides finance support and strategy for life science companies, including CFO advisory, financial analysis, capital raising, and transactional support/execution for public offerings and M&A. Mr. Dickey served as a member on the board of directors at Sanuthera, Inc., a privately held medical device company, from 2013 to 2017, and was employed as Chief Financial Officer of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. He also previously was employed with several other biotechnology companies, including as the Chief Financial Officer of Tyme Technologies, Inc. from May 2015 to January 2017, the Chief Financial Officer of NeoStem, Inc. from August 2013 to January 2015 and the Senior Vice President of Hemispherx Biopharma, Inc. from November 2008 to August 2013. Prior to that time, among other things, Mr. Dickey served as a Managing Director at Legg Mason Wood Walker, Inc. and as a Senior Vice President at Lehman Brothers. He received his undergraduate degree from Princeton University and an M.B.A. from The Wharton School of the University of Pennsylvania. We believe Mr. Dickey is qualified to serve as a director due to his experience as Chief Financial Officer of stock exchange listed life sciences company and other experiences in the life sciences industry, including as a former investment banker.
Masaharu Osato, M.D. has been practicing gastroenterology and internal medicine (“GI”) at his private practice, the Osato Medical Clinic, Inc. in Torrance, California, since 2001. Between 1998 and 2001 he completed a GI Fellowship at the Harbor-UCLA Medical Center. Between 1993 and 1997 and 1988 and 1993, respectively, Dr. Osato served as General Internist and Director of Health Screening Center at the Tokyo Adventist Hospital in Tokyo, Japan, and at the Kobe Adventist Hospital in Kobe, Japan. He attended the Loma Linda University School of Medicine in California between 1979 and 1983 and completed an internal medicine residency at the Kettering Memorial Medical Center at Wright State University between 1983 and 1986. Between 1986 and 1988 he completed a pediatric residency at the Loma Linda University Medical Center. We believe Dr. Osato is qualified to serve as a director due to his extensive knowledge of and experience in the GI sector.
Jane Pine Wood was appointed as a director on March 25, 2020. She has served since October 3, 2016 as Chief Legal Counsel of BioReference Laboratories, Inc., Elmwood Park, New Jersey, a wholly owned subsidiary of OPKO Health, Inc. (NASDAQ: OPK), a diversified healthcare company. BioReference Laboratories, Inc. is the nation’s third-largest clinical laboratory with a core genetic testing business and 400-person sales and marketing team. Ms. Wood has over 30 years of experience representing clinical and anatomic laboratories, physicians, imaging centers, home health agencies, mental health providers, hospitals, other healthcare providers, and professional societies in corporate, regulatory, reimbursement, contractual, and other matters. She holds a B.A. degree, summa cum laude, from Texas A&M University and a J.D. degree from Vanderbilt University School of Law and is a member of the State Bars of New Jersey, Massachusetts, Ohio, and Tennessee. Ms. Wood is well suited to serve as a director in light of her extensive education and experiences in legal and regulatory affairs in the life science industry, including in advising a broad range of physicians and other healthcare providers and commercial healthcare companies. She also adds her unique perspective as an expert in federal and state regulatory affairs and the only female director of the company.

Wei Peu Zen has served as a director since June 13, 2018 and is Vice Chairman and Chief Executive Officer of Wai Kee Holdings Limited, a Hong Kong-based construction and infrastructure company whose shares are listed on the Main Board of Hong Kong Stock Exchange. He is also the Chairman, Chief Executive Officer and Managing Director of Build King Holdings Limited, a subsidiary of Wai Kee Holdings Limited. In addition, he is the Co-Chairman of Road King Infrastructure Limited, an associated corporation of Wai Kee Holdings Limited. The shares of both Build King Holdings Limited and Road King Infrastructure Limited are listed on the Main Board of Hong Kong Stock Exchange. Mr. Zen has over 40 years of experience in civil engineering and is responsible for the overall management of Wai Kee Group and oversees the operations of Wai Kee Group. Mr. Zen holds a B.Sc. degree in Engineering from The University of Hong Kong and a M.B.A. degree from The Chinese University of Hong Kong and is a member of both the Institution of Civil Engineers and the Hong Kong Institution of Engineers and a fellow member of the Institute of Quarrying, UK. He is a past Honorary Treasurer of Hong Kong Construction Association and a member of HKTDC Infrastructure Development Advisory Committee. He is also the President of Hong Kong Contract Bridge Association. We believe Mr. Zen is qualified to serve as a director due to his executive experience and business expertise. Mr. Zen also brings to the board of directors his diverse experience as a foreign national and board member and executive officer of Hong Kong-based publicly traded companies.
Alfred Lui, M.D., FCAP is an anatomic and clinical pathologist with more than forty years of experience in the active practice of pathology and laboratory medicine. His personal professional corporation dba Innovative Pathology Medical Group was established in 2016. Prior to that time, he was the Laboratory Director for more numerous hospitals and independent clinical laboratories in Southern California and elsewhere. He currently serves as the Laboratory Director for privately-owned HalioDx, Marseille, France and Richmond, Virginia, and Bridge Diagnostics, Irvine, California, and for Lawrence Livermore National Laboratory, Livermore, California. He has founded or co-founded five medical companies and served as the Chairman of the Board, Chief Executive Officer and Laboratory Director of three of the companies. He currently serves as a member of the Board of Directors of two independent laboratory companies. He is a former-President, Board member, and current Education Committee member of the California Society of Pathologists. He is a Fellow of the College of American Pathologists (CAP) where he has served on multiple counsels and committees, including as a former Chair of the Publications Committee. He is a recipient of the CAP’s Distinguished Service award (2013) and the President’s Honors award (2015). He holds a B.A. degree from Andrews University and a M.D. from Loma Linda University. Dr. Lui’s qualifications as a director include his extensive experience as a director and Chief Executive Officer of numerous commercial medical laboratory companies. He is expected to enhance our Board of Directors’ oversight of the company’s expanding commercialization activities in the U.S. and abroad and to lend his extensive expertise and experience in the life sciences industry in support of our patient and healthcare provider outreach programs.
Family and Other Relationships
There are no family relationships among any of the officers and directors.
Mr. Zen was originally appointed to the board of directors of EMI Holding on June 18, 2018 pursuant to the terms of outstanding convertible promissory notes dated November 6, 2017 and January 15, 2018 held by Mr. Zen and Wealth Threshold Limited, respectively, which entitled the note holders to designate one director if the aggregate investment in EMI Holding by the note holders and related note holders exceeded $20 million.
Board of Directors and Committees and Director Independence
Our board of directors currently consists of seven members Our Board of Directors has determined that each of Robert Dickey IV, Masaharu Osato, Jane Pine Wood, Wei Peu Zen, and Ian Zwicker is an “independent” director as defined by The NASDAQ Marketplace Rules currently in effect and all applicable rules and regulations of the SEC and that all members of the Audit, Compensation, and Governance and Nominations Committees also satisfy the “independence” standards of The NASDAQ Marketplace Rules applicable to members of such committees. Our Board of Directors made these determinations based on discussions with the directors and its review of the directors’ responses to a standard questionnaire regarding employment and compensation history, affiliations, family and other relationships and any transactions between each director or any member of his or her immediate family and the company or its subsidiaries or affiliates.

Audit Committee
Our Audit Committee consists of Mr. Dickey, Dr. Osato, Ms. Wood and Mr. Zwicker. Mr. Dickey serves as Chairman of the Audit Committee and qualifies as an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in fulfilling its oversight responsibility by reviewing the company’s accounting and financial reporting processes, internal controls regarding finance, accounting, legal compliance and ethics and the audit of the company’s financial statements. The Audit Committee’s primary responsibilities and duties are to:
•	Serve as an independent and objective party to monitor the company’s financial reporting process, internal control system and disclosure control system.
•	Review and appraise the audit efforts of the company’s independent accountants.
•
Assume direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent accountants and for the resolution of any disputes between the independent accountants and the company’s management regarding financial reporting issues.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.
Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.emmausmedical.com.
Governance and Nominations Committee
The Governance and Nominations Committee also currently consists of Mr. Dickey, Dr. Osato, Ms. Wood and Mr. Zwicker. Ms. Wood serves as Chair of the Governance and Nominations Committee. A copy of the Governance and Nominations Committee Charter is available on our website at www.emmausmedical.com.
The purpose of the Governance and Nominations Committee is to:
•	Assist the Board of Directors by identifying qualified candidates for director, and to recommend to the board nominees for election as directors at the annual meeting of stockholders of the company.
•	To lead the Board of Directors in its annual review of the board’s performance.
•	To recommend to the Board of Director nominees for each board committee.
•	To develop and recommend to the Board of Directors corporate governance guidelines.
Compensation Committee
The Compensation Committee also currently consists of Mr. Dickey, Dr. Osato, Ms. Wood and Mr. Zwicker, who serves as Chairman of the Compensation Committee. The Compensation Committee Charter is available on our website at www.emmausmedical.com.
The purpose of the Compensation Committee is to review and approve of the company’s compensation and benefit programs. For this purpose, “compensation” includes:
•	Annual base salary.
•	Annual incentive compensation.
•	Stock option or other equity participation plans.
•	Long-term incentive opportunities.
•	The terms of employment agreements, severance agreements, and change in control agreements, as appropriate.
•	Any special or supplemental benefits.
•	Any other payments that are deemed compensation under applicable SEC rules.

Delinquent Section 16(a) Reports
Pursuant to Rule 16a-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and officers and beneficial owners of 10% or more of our common stock are currently required to file statements of beneficial ownership with respect to their ownership of our equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2020 the directors, officers and owners of more than 10% of our common stock filed, on a timely basis, all reports required by Section 16(a) of the Exchange Act, except that Jane Pine Wood’s initial statement of beneficial ownership of securities was filed late due to delays on our part in obtaining SEC filer codes on her behalf related to COVID-19 stay-at-home orders affecting her and our employees.
Code of Conduct and Ethics
Our Board of Directors has approved a Code of Conduct and Ethics, which we refer to as the Code of Ethics, which applies to members of our Board of Directors, all employees and officers, including our Chief Executive Officer, Chief Financial Officer and any other person performing similar functions, which individuals are subject to an additional Code of Conduct made part of the Code of Ethics. The purpose of the Code of Ethics is to deter wrongdoing by requiring that individuals subject to the Code of Ethics conduct themselves honestly and ethically, avoid conflicts of interest, and comply with applicable securities exchange and governmental laws, rules and regulations. The Code of Ethics is available on our website at www.emmausmedical.com. Requests for copies of the Code of Ethics should be sent to Emmaus License Sciences, Inc., Attention: Corporate Secretary, 21250 Hawthorne Boulevard, Suite 800, Torrance, California 90503.
Executive Officers
Our current executive officers, their ages and positions are as follows:
Name	Age	Position
Yutaka Niihara, M.D., M.P.H.	62	Chairman and Chief Executive Officer
Willis C. Lee.	61	Director, Chief Operating Officer
Yasushi Nagasaki, C.P.A.	54	Chief Financial Officer
For biographical information regarding Dr. Niihara and Mr. Lee, please see “Background of Nominees for Election to the Board,” above. The following paragraph sets forth similar information regarding Mr. Nagasaki.
Yasushi Nagasaki has served as Chief Financial Officer since September 1, 2020, and served as our Senior Vice President Finance from July 2019 to August 2020. Mr. Nagasaki also served as Senior Vice President Finance from April 2012 to July 2019 and as Chief Financial Officer from May 2011 to April 2012 of EMI Holding, with which we merged in July 2019. From September 2005 until joining EMI Holding, Mr. Nagasaki was the Chief Financial Officer of Hexadyne Corporation, an aerospace and defense supplier. Mr. Nagasaki also served on the board of directors at Hexadyne Corporation from September 2005 to April 2011. From May 2003 to August 2005, Mr. Nagasaki was the Controller at Upsilon Intertech Corporation, an international distributor of defense and aerospace parts and subsystems. Mr. Nagasaki is a Certified Public Accountant and received a B.A. in Commerce from Waseda University and a M.A. in International Policy Studies from the Monterey Institute of International Studies, a graduate school of Middlebury College.
Involvement in Certain Legal Proceedings
There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of the company during the past ten years.
The company is not aware of any legal proceedings in which any director, nominee, or officer of the company, or any associate of any such director, nominee, or officer of the company, is a party adverse to the company or any of its subsidiaries or has a material interest adverse to the company or any of its subsidiaries.
Meetings of the Board and its Committees
Our Board of Directors meets on a regular basis as often as necessary to fulfill its responsibilities, including at least once each quarter, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. During 2020, our Board of Directors met seven times, the Audit Committee met nine times, the Compensation Committee met two times and the Governance and Nominations Committee met one time. Each of our current directors other than Dr. Osato attended 75% or more of the total number of board meetings and of the total number of meetings of board committees on which such member served.
The company does not have a policy requiring its directors to attend our annual meeting of stockholders, although we encourage all our directors to attend the annual meetings.
Board Leadership Structure and Role in Risk Oversight
Our company faces a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board of Directors is responsible for oversight of risks facing our company, while our management is responsible for day-to-day management of risk. Our Board of Directors, as a whole, administers its risk oversight function. In addition, the risk oversight function is also administered through the standing committees of our Board of Directors, which oversee risks inherent in their respective areas of responsibility, report to our Board of Directors, and involve our Board of Directors as necessary. For example, the Audit Committee oversees our financial exposure and financial reporting related risks, and the Compensation Committee oversees risks related to our compensation programs and practices. Our Board of Directors also directly oversees our strategic and business risks, including product development risks, through regular interactions with our management and, from time-to-time, input from independent advisors. We believe our Board’s leadership structure supports its role in risk oversight, with our executive officers responsible for assessing and managing risks facing our company on a day-to-day basis and the Chairman and Chief Executive Officer and other members of our Board of Directors providing oversight of such risk management.
Our Board of Directors has no established policy on whether our Chief Executive Officer should also serve as Chairman of the Board, and has on occasion in the past separated the roles of Chairman and Chief Executive Officer. Our Board of Directors currently is committed to the combined roles given the circumstances of our company. Our Board of Directors believes that having our Chief Executive Officer also serve as Chairman of the Board enhances communication with our Board on company strategy and critical business issues, facilitates bringing key strategic and business issues and risks to the Board’s attention, avoids ambiguity in leadership within the company, provides a unified leadership voice externally and clarifies accountability for company business decisions and initiatives. Our Board of Directors, however, will assess from time to time whether this leadership structure continues to be appropriate as our company expands and will adjust our leadership structure as it deems appropriate.
Employee, Officer and Director Hedging
The company has adopted a policy on insider trading in our securities by officers, directors and employees of the company and its subsidiaries and affiliates. The policy specifically prohibits officers, directors, and employees, as well as their spouses and immediate family members sharing their household, from trading in standardized options relating to the company’s securities. It also generally prohibits hedging or monetization transactions, including so-called zero-cost collars and forward sales contracts. The policy does not expressly permit any type of hedging transaction, and generally requires covered persons to obtain prior authorization before trading in the company’s securities. Except as described above, the company has no practices or policies regarding hedging transactions.

DIRECTOR NOMINATIONS
Criteria for Board Membership
In recommending candidates for appointment or election to our Board of Directors, including any candidates recommended by stockholders, the Governance and Nominations Committee considers whether the candidates possess certain basic personal and professional qualifications to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the company and monitor the company’s adherence to sound principles of corporate governance. It is therefore the policy of the Governance and Nominations Committee that all persons nominated to serve as a director possess certain minimum qualifications described in the Committee Charter regarding integrity, commitment to enhancing the long-term value of the company, absence of conflicts of interest and ability to represent fairly the interests of all stockholders generally, business and professional achievement, judgement derived from management or policy making experience, understanding of the company’s business, and availability of time to devote to their Board of Directors and Board Committees. The Governance and Nominations Committee also seeks to ensure that at least a majority of the directors are independent within the meaning of the NASDAQ Marketplace Rules, that members of the Audit Committee meet the financial literacy and sophistication requirements under the NASDAQ Marketplace Rules and that at least one member of the Audit Committee be a financial expert within the meaning of SEC rules.
In addition, the Governance and Nominations Committee Charter requires that any candidate for nomination, whether nominated by our Board of Directors or by a stockholder, must deliver to the Secretary of the company certain information with respect to his or her background, qualifications, stock ownership and independence and written assurances concerning the absence of voting commitments that could interfere with his or her fiduciary duties and compliance with corporate governance and other policies.
A nominee for election to our Board of Directors need not satisfy all the qualifications described if the Governance and Nominations Committee if the Committee believes that the nominee’s service on the Board is in the best interests of the company and our stockholders. The Governance and Nominations Committee does not have a policy regarding Board diversity but considers the diversity of personal and professional experience and perspective, education, personal attributes such as race, ethnicity, gender identity, national origin and geographic profile (i.e., where the individuals have lived and worked) and other factors in identifying and selecting director nominees.
Stockholder Nominations
Stockholders may recommend to the Governance and Nominations Committee nominees for election to our Board of Directors by complying with the procedures set forth in the Governance and Nominations Committee Charter, which require, among other things, that such nomination must be in writing, contain specified information regarding the nominee and be received by the company by the deadline for submitting stockholder proposals.
If you would like to nominate someone to stand for election to our Board of Directors at our 2022 Annual Meeting, please review the Governance and Nominations Committee Charter which is available on the company’s website at www.emmausmedical.com. See also “Nominations and Stockholder Proposals for 2022 Annual Meeting” below for information on submitting nominations or proposals to the company.
Process for Identifying and Evaluating Nominees
Each year before recommending to our Board of Directors a slate of nominees for director, the Governance and Nominations Committee considers each incumbent director’s performance on our Board of Directors and whether the incumbent director’s nomination would be consistent with the criteria for Board membership described above. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Governance and Nominations Committee will recommend for nomination incumbent directors who are willing to continue in service. If an incumbent director is not willing to stand for re-election, or if a vacancy on our Board of Directors occurs between annual stockholder meetings and our Board of Directors determines to fill such vacancy, the Governance and Nominations Committee will identify the desired skills and experience of a new nominee based on the criteria for Board membership described above and any specific needs of our Board of Directors at the time. The Governance and Nominations Committee will then seek suggestions from other members of our Board of Directors and our management team as to individuals meeting such criteria. Potential nominees will be selected based on input from members of our Board of Directors, our management team and, if the Governance and Nominations Committee deems appropriate, a third-party search firm. The Governance and Nominations Committee will evaluate each potential nominee’s qualifications. In addition, such individuals will be interviewed by at least one member of the Governance and Nominations Committee. Following this process, the Governance and Nominations Committee will determine whether to recommend to our Board of Directors that a potential nominee be presented as a nominee for election by the stockholders or appointed to fill a vacancy on our Board of Directors, as the case may be. Historically, our Board of Directors nominates for election at our annual stockholder meetings the individuals recommended by the Governance and Nominations Committee.
COMMUNICATIONS WITH DIRECTORS
If any stockholder wishes to contact our Board of Directors, or any individual director, the stockholder must submit the inquiry in writing to Emmaus Life Sciences, Inc., 21250 Hawthorne Blvd., Suite 800, Torrance, California 90503, Attention: Corporate Secretary, and specify whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder letters and, depending on the subject matter, will: forward the inquiry to the Chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed to a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry, if it relates to an improper or inappropriate topic or is otherwise irrelevant.
BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of the Record Date with respect to beneficial ownership of our common stock based on issued and outstanding shares of common stock owned by:
•	Each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•	Each executive officer named in the Summary Compensation Table under “Executive Compensation” below in this proxy statement;
•	Each director and director-nominee; and
•	All our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options, warrants and convertible notes held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Unless otherwise indicated in the table or footnotes, the address of each 5% or more owner is c/o Emmaus Life Sciences, Inc., 21250 Hawthorne Boulevard, Suite 800, Torrance, California 90503.
Name of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class(1)
Directors, Director-Nominees and Executive Officers
Yutaka Niihara, M.D., M.P.H.	Chairman and Chief Executive Officer	13,505,781(2)	26.1%
Willis C. Lee	Director, Chief Operating Officer	1,474,486(3)	2.9%
Yasushi Nagasaki	Chief Financial Officer	1,169,753(4)	2.3%
Robert Dickey IV	Director	—	*
Masaharu Osato, M.D.	Director	735,396(5)	1.5%
Jane Pine Wood	Director	—	*
Wei Peu Zen	Director	2,278,048(6)	4.6%
Ian Zwicker	Director	217,029	*
Alfred Lui, M.D., FCAP	Director-Nominee	32,328	*
All Officers and Directors as a Group (8 persons)		19,380,493(7)	35.6%
5% or More Owners
Telcon RF Pharmaceutical, Inc.(8)		4,147,491	8.4%
*	Represents beneficial ownership of less than one percent (1%).
(1)	Based on 49,311,864 shares of common stock issued and outstanding as of the Record Date.
(2)
Includes 10,882,147 shares of common that are held jointly by Dr. Niihara and Soomi Niihara, his wife. Also includes 63,000 shares held by Soomi Niihara and 92,794 shares owned by Hope International Hospice, Inc., or Hope Hospice. Dr. Niihara is the chief executive officer and a co-director of Hope Hospice and shares voting and investment power over such shares. Also includes 1,102,651 shares underlying stock options and 1,365,189 shares underlying warrants.

(3)	Includes 1,102,651 shares underlying stock options.
(4)	Includes 1,102,651 shares underlying stock options.
(5)	Includes 516,152 shares held by Osato Medical Clinic and its pension plan. Also includes 217,029 shares underlying stock options.
(6)
Includes 1,270,214 shares owned by Profit Preview International Group Limited, a Hong Kong limited company wholly owned by Mr. Zen. Excludes 375,308 shares owned by Smart Start investments Limited, a Hong Kong corporation, of which the Mr. Zen is a director and 9.93% shareholder, and 350,048 shares owned by Wealth Threshold Limited, a British Virgin Islands limited company and wholly owned subsidiary of Wai Kee Holdings Limited, a Hong Kong stock exchange listed company of which Mr. Zen is a director and 24.71% shareholder, as to which shares Mr. Zen disclaims beneficial ownership.

(7)	Includes 3,742,011shares underlying stock options and 1,365,189 shares underlying warrants.
(8)
The information regarding Telcon RF Pharmaceutical, Inc. is based solely on its Schedule 13/G filed with the SEC on August 26, 2019. The address for the stockholder is S-Tower 14th Floor 439 Bongunsa-ro, Gangnam-gu, Seoul, South Korea.

Securities Authorized for Issuance under Equity Compensation Plans
The following table set forth information as of the Record Date regarding compensation plans, including any individual compensation arrangements, under which our equity securities are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,984,272	$4.78	None
Equity compensation plans not approved by security holders	1,365,189	$4.76	None

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Except as follows in the below items, since the beginning of fiscal 2020, there has not been any transaction or series of similar transactions to which we were a party:
•	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•	in which any director, executive officer, or holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.
Loans by Related Persons
In January 2020, we entered into revolving line of credit agreement with Dr. Yutaka Niihara. Under the agreement, at our request from time to time, Dr. Niihara may, but is not obligated to, lend or re-lend to us up to $1,000,000, including $600,000 loaned to us in December 2019. Outstanding amounts under the agreement are due and payable upon demand and bear interest, payable monthly, at a variable annual rate equal to the Prime Rate in effect from time to time plus 3%. In addition to the payment of interest, we agreed to pay Dr. Niihara an amount, which we refer to as a “tax gross-up,” intended to make him whole for federal and state income taxes payable by him with respect to interest paid to him the previous year. As of December 31, 2020, the outstanding balance under the revolving line of credit agreement of $800,000 was reflected on our consolidated balance sheet. With the tax-gross up, the effective interest rate on the outstanding balance as of December 31, 2020 was 10.4%. The revolving line of credit agreement will expire on November 22, 2022.
The following table sets forth information relating to loans to the company from related persons evidenced by promissory notes payable and convertible notes payable outstanding at any time during the year ended December 31, 2020 (amounts in thousands):
Class	Lender	Interest Rate	Date of Loan	Term of Loan	Principal Amount Outstanding at December 31, 2020	Highest Principal Outstanding	Amount of Principal Repaid	Amount of Interest Paid
Current, Promissory note payable to related parties:
Lan T. Tran(2)		11%	2/10/2018	Due on Demand	—	159	159	35
Hope Int’l Hospice(1)		12%	9/1/2020	Due on Demand	—	189	189	2
Soomi Niihara		12%	9/1/2020	Due on Demand	—	395	395	4
Soomi Niihara		12%	10/28/2020	Due on Demand	—	685	685	12
				Subtotal	$—	$1,428	$1,428	$53
Revolving line of credit
Yutaka Niihara, M.D., M.P.H.(2)		5%	12/27/2019	Due on Demand	800	800	200	37
				Subtotal	$800	$800	$200	$37
				Total	$800	$2,228	$1,628	$90
(1)	Dr. Niihara, our Chairman and Chief Executive Officer, is the Chief Executive Officer, and he and his wife, Soomi Niihara, are co-owners and directors, of Hope International Hospice, Inc.
(2)	Officer or former officer.
(3)	Director.
The proceeds of the above loans were used working capital purposes.
Guarantee by Officer
On January 15, 2018, our EMI Holding subsidiary issued a convertible promissory note in the original principal amount of $5,000,000, repayment of which is personally guaranteed by Dr. Niihara. The unpaid principal amount of the note was $3,150,000 as of December 31, 2020.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning the compensation earned by our Chief Executive Officer and our two other most highly compensated executive officers, whom we refer to as our “named executive officers,” for the fiscal years ended December 31, 2020 and 2019:
Name and Position	Year ended December 31	Salary	Bonus(1)	Stock Awards	Option Awards	All Other Compensation	Total
Yutaka Niihara, M.D., M.P.H. Chairman and Chief Executive Officer	2020	385,000	—	—	—	—	385,000
	2019	385,000	—	—	—	—	385,000
Willis C. Lee Chief Operating Officer	2020	240,000	—	—	—	—	240,000
	2019	240,000	—	—	—	—	240,000
Yasushi Nagasaki Chief Financial Officer	2020	240,000	—	—	—	—	240,000
	2019	235,000	—	—	—	—	235,000
(1)
The compensation of Dr. Niihara and Mr. Lee does not reflect annual performance bonuses contemplated by their respective employment agreements. We did not grant such performance bonuses in 2020 or 2019, in part, to preserve available capital to fund operating expenses. Additionally, no specific performance criteria were established for our executive officers for 2020 or 2019. As of the filing of this Annual Report, the Compensation Committee has made no determination regarding any discretionary cash bonuses for 2020.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2020:
Name	Number of Securities Underlying Unexercised Awards Exercisable	Number of Securities Underlying Unexercised Awards Unexercisable	Exercise Price	Expiration Date
Yutaka Niihara, M.D., M.P.H.	262,536	—	$3.42	4/1/2022
	525,072	—	$3.42	2/28/2023
	315,043	—	$4.76	5/10/2026
	1,365,189	—	$4.76	5/9/2021
Willis C. Lee	262,536	—	$3.42	4/1/2022
	525,072	—	$3.42	2/28/2023
	315,043	—	$4.76	5/10/2026
Yasushi Nagasaki	262,536	—	$3.42	4/1/2022
	525,072	—	$3.42	2/28/2023
	315,043	—	$4.76	5/10/2026
Employment Agreements
On April 5, 2011, we entered into employment agreements with Dr. Niihara and Mr. Lee. Each of the Employment Agreements had an initial two-year term, which renews automatically for consecutive one-year periods unless we or the officer provides notice of non-renewal at least 60 days prior to the expiration of the then current term.
Base Salary, Bonus and Other Compensation. Dr. Niihara’s, and Mr. Lee’s current base salaries are $385,000 and $240,000 per year, respectively, which will be reviewed at least annually. In addition to the base salary, each officer may be entitled to receive an annual performance bonus based on the officer’s performance. The Employment Agreements provide that the respective officer’s performance will be measured against a set of targets and goals as mutually established by us and the officer. Historically, our board of directors and the

Compensation Committee of the board have evaluated each officer’s performance on an overall basis related to our progress on major milestones, without reliance on specific position by position pre-established targets and goals. The officers are also eligible to receive paid vacation and to participate in health and other benefit plans and to be reimbursed for reasonable and necessary business expenses on the same basis as our other employees.
Equity Compensation. The Employment Agreements provide that on December 31 of each calendar year, or as soon as reasonably practicable after such date (each a “Grant Date”), we will grant non-qualified 10-year stock options with a Black-Scholes-Merton value of $100,000 to Dr. Niihara, and $50,000 to Mr. Lee in each case with an exercise price per share equal to the “Fair Market Value” (as such term is defined in our 2011 Stock Incentive Plan) on the applicable Grant Date. The options are to vest as to one-third of the option shares on each of the first three anniversaries of the Grant Date. Any unvested options are to vest immediately upon a change in control (as defined below), termination of the officer’s employment other than a voluntary termination by the officer or our termination of the officer for cause. In the event the officer is terminated for any reason other than cause, death or disability or retirement, each option, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90-day period following such termination, but in no event following the expiration of its term. In the event the officer’s employment terminates on account of death, disability or, with respect to any non-qualified stock option, retirement, each option granted that is outstanding and vested as of the date of such termination shall remain exercisable by such officer (or the officer’s legal representatives, heirs or legatees) for the one-year period following such termination, but in no event following the expiration of its term. No such stock option grants were made for either of the years ended December 31, 2020 or 2019.
Severance Compensation. If Dr. Niihara’s or Mr. Lee’s employment is terminated for any reason during the term of his Employment Agreement, other than for cause or without good reason, he will be entitled to receive his or her base salary prorated through the termination date, any expense reimbursement due and owing for reasonable and necessary business expenses, and unpaid vacation benefits (the “Voluntary Termination Benefits”). If Dr. Niihara’s or Mr. Lee’s employment is terminated due to his death or disability during the term of his employment agreement, he will also receive an amount equal to his target annual performance bonus, if any, and in the case of a termination due to disability, six additional months of his base salary to be paid out over a six-month period and payment of COBRA benefits for six months following the termination. If Dr. Niihara’s employment is terminated without cause or he resigns with good reason (but not within two years following a change in control), he will receive the Voluntary Termination Benefits and, subject to his signing a Release of all claims relating to his employment, a severance package equal to one year’s base salary to be paid out over a 12-month period, a pro rata amount of the annual performance bonus for the calendar year in which the termination date occurs based on the achievement of any applicable performance terms or goals for the year, and payment of COBRA benefits for 12 months following the termination. If Mr. Lee’s employment is terminated without cause or he resigns with good reason (but not within two years following a change in control) during the term of his employment agreement, he will receive the Voluntary Termination Benefits and, subject to his signing a Release if all claims relating to his employment, a severance package equal to six months’ base salary to be paid out over a six-month period, an amount equal to half of the targeted annual performance bonus, if any, and payment of COBRA benefits for six months following the termination.
Termination with cause includes a proven act of dishonesty, fraud, embezzlement or misappropriation of company proprietary information; a conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; willful misconduct which cannot be cured on reasonable notice to the officer; or the officer’s habitual failure or refusal to perform his duties if such failure or refusal is not cured within 20 days after receiving written notice thereof from the board of directors. Good reason includes a reduction of more than 10% to the officer’s base salary or other compensation (except as part of a general reduction for all executive employees); a material diminution of the officer’s authority, responsibilities, reporting or job duties (except for any reduction for cause); the company’s material breach of the Employment Agreement; or a relocation of the business requiring the officer to move or drive to work more than 40 miles from the location of our former offices. The officer may terminate the Employment Agreement for good reason if he provides written notice to the Company within 90 days of the event constituting good reason and the Company fails to cure the good reason within 30 days after receiving such notice.

Change of Control. The Employment Agreements will not be terminated upon a “change of control,” which means any merger or reorganization where the holders of the company’s capital stock prior the transaction own fewer than 50% of the shares of capital stock after the transaction, an acquisition of 50% of the voting power of the company’s outstanding securities by another entity, or a transfer of at least 50% of the fair market value of the company’s assets. Upon Dr. Niihara’s termination without cause or good reason that occurs within two years after a change of control, he will be entitled to receive the Voluntary Termination Benefits and, subject to his signing a Release of all claims relating to his employment, a severance package equal to two years’ base salary to be paid out over a 12-month period, an amount equal to double his targeted annual performance bonus, if any, payment of COBRA benefits for 18 months following the termination, and a one-time cash payment of $3.0 million. Upon Mr. Lee’s termination without cause or good reason that occurs within two years after a change of control, he will be entitle to receive the Voluntary Termination Benefits and, subject to his signing a Release of all claims relating to his employment, a severance package equal to one year’s base salary to be paid out over a 12-month period, an amount equal to the full-year targeted annual performance bonus, payment of COBRA benefits for 12 months following the termination, and a one-time cash payment of $200,000. In addition, each officer’s unvested equity awards shall vest upon such termination and the officer will have 36 months in which to sell or exercise such awards (subject to expiration of the term of such options). The officer will also be free from all lock-up or other contractual restrictions upon the free sale of shares that are subject to waiver by the company upon such termination.

AUDIT COMMITTEE REPORT
The Audit Committee consists of four non-employee directors who are independent under the standards adopted by the Board of Directors and under the NASDAQ Marketplace Rules and SEC standards. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the company’s financial statements, the company’s compliance with legal and regulatory requirements, the qualifications and independence of the company’s registered public accounting firm and the performance of the company’s internal controls and of our independent registered public accounting firm.
The Audit Committee has reviewed and discussed with the company’s management, internal finance staff, independent registered public accounting firm, with and without management present, the company’s audited financial statements for the fiscal year ended December 31, 2020. The Audit Committee has also discussed with the company’s independent registered public accounting firm the results of the independent registered public accounting firm’s examinations and the judgments concerning the quality, as well as the acceptability, of the company’s accounting principles and such other matters that the company is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 114). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from the company and management, including that non-audit services were not performed, the scope of the audit and the fees paid to the independent registered public accounting firm during the year.
Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 for filing with the SEC.
Respectfully submitted,

Robert Dickey IV, Chairman
Masaharu Osato, M.D.
Jane Pine Wood
Ian Zwicker

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Pre-Approval Policy
The Audit Committee on an annual basis reviews audit and any non-audit services performed by our independent registered public accounting firm. The Audit Committee pre-approves audit services (including those performed for purposes of providing comfort letters and statutory audits) and non-audit services that exceed a de minimis standard established by the Audit Committee to be rendered by our independent registered public accounting firm and the fees for such services.
NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), the stockholder proposal must have been received at our principal executive offices no later than the close of business on the day in 2022 120 days before the date of this proxy statement, or June 13, 2022, and must otherwise comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
If a stockholder wishes to present a proposal for consideration at the 2022 Annual Meeting other than through inclusion in our proxy statement and form of proxy in accordance with the requirements of Rule 14a-8, we must receive notice of such stockholder proposal at our principal executive offices by August 27, 2022, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act, and our management will be able to vote proxies at its discretion with respect to such stockholder proposal.
The deadlines described above are calculated by reference to the date that this proxy statement was first distributed to stockholders. If we decide to hold the 2022 Annual Meeting more than 30 days before or after November 23, 2022 (i.e., the one-year anniversary date of the 2021 Annual Meeting), then the deadlines shall instead be a reasonable time before we begin to print and mail the proxy materials for the 2022 Annual Meeting. Upon determination by us that the date of the 2022 Annual Meeting will be advanced or delayed by more than 30 days from November 23, 2022, we will, in a timely manner, inform stockholders of such change and disclose the new deadline by which stockholder proposals must be received in Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or in a current report on Form 8-K, or if impracticable, by any means reasonably determined to inform stockholders.
Proposals should be delivered to Emmaus Life Sciences, Inc. To avoid controversy and establish timely receipt by the company, it is suggested that stockholders send any proposals by certified mail, return receipt requested.
WHERE YOU CAN FIND MORE INFORMATION
The company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.
Copies of our SEC filings are available upon request. You should direct any requests to our company at the following address:
Emmaus Life Sciences, Inc.
Attention: Corporate Secretary
21250 Hawthorne Blvd., Suite 800
Torrance, California 90503

OTHER MATTERS
We do not expect any matters other than those set forth in this Proxy Statement to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, however, the holders of proxies solicited by this proxy statement will vote on such matters in accordance with the recommendation of our Board of Directors.

ANNEX A
AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
OF
EMMAUS LIFE SCIENCES, INC.
Article IV of the Corporation's Restated Certificate of Incorporation shall be amended to add the following paragraph following the first paragraph of Section 4.B thereof:
“Upon the effectiveness of the Certificate of Amendment of the Restated Certificate of Incorporation adding this paragraph (the “Effective Time”), each three (3) to six (6) shares of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share, without any further action by the Corporation or the holder thereof, the exact ratio within the range of three (3) to six (6) to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation's exchange agent in lieu of such fractional share interests, upon receipt by the Corporation's exchange agent of any required transmittal letter properly completed and duly executed by the stockholder, and, where shares are held in certificated form, the surrender of the stockholder's Old Certificates (as defined below), in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing price (as adjusted to reflect the Reverse Stock Split) of our common stock as reported on the OTCQX or the Nasdaq Capital Market or NYSE American, as applicable, during the ten consecutive trading days ending on the second trading day immediately prior to the effective date of the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

ANNEX B

EMMAUS LIFE SCIENCES, INC.
2021 Stock Incentive Plan
ARTICLE I
GENERAL
1.1 General
This Emmaus Life Sciences, Inc. 2021 Stock Incentive Plan (the “Plan”) is designed to provide equity-based incentive compensation to certain selected individuals deemed by the Board of Directors (the “Board”) of Emmaus Life Sciences, Inc. (the “Company”) or its designee to be important contributors to the business of the Company and its Affiliates. Certain capitalized terms used herein have the meanings given in Article III below.
1.2 Administration
(a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee or subcommittee as the Board may designate (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. It is intended that the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “Independent Director” within the meaning the OTCQX Rules for U.S. Companies or the listing rules for any other national securities exchange on which any securities of the Company are listed for trading (the “Listing Rules”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
(b) Committee’s Authority. The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.
(c) Committee Action; Delegation. Except as otherwise required by applicable law, actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the size of each such Award, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act.
(d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award under the Plan shall be final, binding and conclusive.
(e) Limit on Committee Members’ Liability. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

1.3 Persons Eligible for Awards
The persons eligible to receive Awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional and administrative employees of, and consultants to, the Company and any Affiliate of the Company as the Committee in its sole discretion shall select (collectively, “Participants”).
1.4 Types of Awards Under the Plan
The Awards available for grant hereunder shall be those described in Article II below.
1.5 Shares Available for Awards, Adjustments to Awards
(a) Aggregate Number Available; Certificate Legends. Subject to adjustment as provided under Section 1.5(d) below, the total number of shares of common stock of the Company (“Company Stock”) with respect to which Awards may be granted pursuant to the Plan shall not exceed 4,000,000 in the aggregate, all of which shall be available for Incentive Stock Options. Shares issued pursuant to the Plan may be authorized but unissued Company Stock, authorized and issued Company Stock held in the Company’s treasury or Company Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.
(b) Limits. Except as otherwise provided specifically herein, no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for Awards under the Plan. Subject to adjustment as provided in subparagraph (d) below, in any calendar year, no Participant shall be granted Awards in respect of (i) more than 500,000 shares of Company Stock in the form of grants of Options or Stock Appreciation Rights or (ii) more than 500,000 shares of Company Stock in the form of grants of Restricted Stock, Stock Units or Stock Grants. Any Awards granted to a Participant and subsequently canceled or deemed to be canceled in a calendar year shall count against this limit applicable to such Participant even after their cancellation.
(c) Certain Shares to Become Available Again. If any shares subject to an Award are forfeited or cancelled, or are exchanged or surrendered back to the Company, or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any Affiliate to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.
(d) Adjustments to Available Shares and Existing Awards Upon Changes in Company Stock or Certain Other Events. In the event of a subdivision of the outstanding Company Stock, a declaration of a dividend payable in shares of stock of any class, a combination or consolidation of the outstanding Company Stock into a lesser number of shares, a reclassification, or any other increase or decrease in the number of issued shares of Company Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of shares available for future grants under Sections 1.5(a) and (b) and Section 2.8(a), (ii) the number and kind of shares covered by each outstanding Award, (iii) the Option Exercise Price under each outstanding Option, the exercise price under each outstanding Stock Appreciation Right, and the purchase price applicable to any other outstanding but yet unpurchased Award, and (iv) any repurchase price that applies to shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event that any special or extraordinary dividend or other extraordinary distribution is declared, payable in a form other than shares of stock of any class, in an amount that has a material effect on the Fair Market Value of the Company Stock, or there occurs any recapitalization, share repurchase, spin-off, or a similar occurrence, the Committee may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above as it deems necessary or appropriate to prevent the diminution or enlargement of the rights intended to be delivered under the Plan and outstanding Awards. With respect to the foregoing adjustments: (A) such adjustments with respect to Incentive Stock Options shall be made in accordance with Section 424 of the Code, and (B) no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any option or stock appreciation right. This Section 1.5(d) shall not be construed to limit the Company’s rights under Article IV.
(e) Limitation on Vesting for Awards. Notwithstanding any provision of the Plan to the contrary, any stock-settled Award that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than ratably over a three (3)-year period following the date of grant, except that the Award Agreement may reflect, or the Committee may in its discretion provide after the date of grant for, earlier or accelerated vesting (on a full or pro rata basis) (i) in the event of the Participant’s death, disability, retirement, or involuntary Termination of Service, (ii) upon a merger, sale of assets, reorganization or similar change in control of the Company, or (iii) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant. The provisions of this Section 1.5(e) shall not apply to (x) any Award that becomes vested based on the achievement of performance goals over a period of at least one year, (y) Director Stock Awards granted under Section 2.8, or (z) Awards involving an aggregate number of shares of Company Stock not exceeding 5% of the number of shares available for Awards under Section 1.5(a).
ARTICLE II
AWARDS UNDER THE PLAN
2.1 Agreements Evidencing Awards
Each Award granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”), which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all the terms and provisions of the Plan and the applicable Award Agreement.
2.2 Stock Options
(a) General. The Committee may issue Awards in the form of options to acquire Company Stock (“Options”), which may be in the form of Non-Qualified Options or Incentive Stock Options hereunder.
(b) Exercise Price. Each Award Agreement with respect to an Option shall set forth the amount per share (the “Option Exercise Price”) payable by the Participant to the Company upon exercise of the Option. The Option Exercise Price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.
(c) Exercisability. Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Award Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals. Subject to Section 2.2(d) hereof, the Committee shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.
(d) Exercise. An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; (C) by a “net exercise”

method under which the Company reduces the number of shares of Company Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Option Exercise Price; or (D) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the 1934 Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the Secretary of the Company shall require.
(e) Special Rules for Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 2.2(e), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.
(f) Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is vested on the date of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Each Option that remains unvested as of the date of such a termination of employment or service automatically shall terminate on such date except as may be otherwise determined by the Committee. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or, with respect to any Non-Qualified Stock Option, retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Option that remains unvested as of the date of a termination due to death, disability or retirement automatically shall terminate on such date except as may be otherwise determined by the Committee. In the event of the termination of a Participant’s employment for Cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination.
(g) Transferability of Options. Except as otherwise provided in an applicable Award Agreement evidencing an Option, during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in any applicable Award Agreement evidencing an Option (other than an Incentive Stock Option to the extent inconsistent with the requirements of Section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the Options to (i) the Participant’s spouse, children or grandchildren (“immediate family members”), (ii) a trust or trusts for the exclusive benefit of such immediate family members, or (iii) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. In addition, a Non-Qualified Stock Option shall be transferable pursuant to a “domestic relations order” as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, or related applicable regulations.

2.3 Stock Appreciation Rights
(a) General. The Committee may issue Awards in the form of the right to receive, on exercise, an amount equal to the increase, if any, in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise, as further described below (a “Stock Appreciation Right”).
(b) Stock Appreciation Right Grants in Connection with Options. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.
(c) Surrender of Option upon Exercise of Related Stock Appreciation Right. A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised in order to receive payment of any amount computed pursuant to Section 2.3(e). Such Option will, to the extent surrendered, then cease to be exercisable.
(d) Relationship Between Stock Appreciation Right and Related Option. Subject to Section 2.3(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable. All Stock Appreciation Rights shall be non-transferable (except to the extent that such related Option may be transferable), except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes.
(e) Payment. Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:
(i) the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by
(ii) the number of shares as to which such Stock Appreciation Right is exercised.
(f) Limit on Payment. Notwithstanding subsection (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.
(g) Form of Payment. Payment of the amount determined under subsection (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.
(h) Adjustment or Replacement. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.
(i) Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Stock Appreciation Right granted to such Participant, to the extent that it is vested on the date of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Any Stock Appreciation Right that is not vested as of the date of such a termination of employment or service automatically shall terminate on such date (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Stock Appreciation Right that remains unvested as of the date of a termination due to death, disability or retirement automatically shall terminate on the date of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.
2.4 Restricted Stock
(a) General. The Committee may issue Awards consisting of shares of Company Stock issued subject to restrictions as described below (“Restricted Stock”).
(b) Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.
(c) Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 2.4(i), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 2.4(e) shall lapse.
(d) Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.
(e) Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.
(f) Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.
(g) Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.
(h) Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 2.4(e) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.
(i) Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under Section 1.2 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all unvested shares shall be immediately forfeited by the Participant and thereby automatically transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
2.5 Stock Units
(a) General. The Committee may issue Awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a “Stock Unit”).
(b) Conditions to Vesting. At the time of the grant of Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Stock Units or impose such other restrictions or conditions to the vesting of such Stock Units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals. The Committee may divide such Stock Units into classes and assign a different vesting date or criteria for each class.
(c) Settlement. Unless otherwise provided in an Award Agreement, upon the vesting of Stock Units, the Participant shall be paid, within thirty (30) days after the date on which such Stock Units vest, an amount, in cash and/or shares of Company Stock, as determined by the Committee. In the case of Awards denominated in shares of Company Stock, the amount per Stock Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Stock Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Stock Units were granted and terminating on the date on which such units vest. In the case of Awards denominated in cash, the amount per Stock Unit shall be equal to the cash value of the Stock Unit on the date on which such Stock Units vest.
(d) Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under to Section 1.2 hereof, Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.
2.6 Stock Bonuses
(a) General. Subject to the requirements of Section 1.5(e), the Committee may issue Awards in the form of Company Stock issued as bonus compensation (a “Stock Bonus”).
(b) Issuance. In the event the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.
2.7 Other Awards
Other forms of Award (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or, subject to the requirements of Section 1(e), the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals and all other terms and conditions of such Other Awards.
2.8 Annual Director Awards
(a) Maximum Annual Grants. Subject to adjustment under Section 1.5(d), the number of Company Stock subject to Awards granted under this Plan to any non-employee director in any calendar year shall not exceed 100,000 (each, a “Director Option Award”).

(b) Terms of Director Option Awards. Each Director Option Award shall be subject to the following terms, as well as such other terms and conditions as may be set forth in any applicable Award Agreement:
(i) The Director Option Award shall vest in four (4) equal quarterly installments.
(ii) If an eligible director has a Termination of Service prior to full vesting of a Director Option Award due to death or disability (as determined by the Board), such Director Option Award shall be deemed fully vested as of such Termination of Service and remain exercisable for the term thereof. If an eligible director has a Termination of Service prior to full vesting of a Director Option Award for any reason other than death or disability, the Director Option Award, to the extent that it is vested on the date of such Termination of Service, shall remain exercisable for the term thereof. To the extent a Director Option Award is unvested as of the date of such a Termination of Service it automatically shall terminate on such date except as may be otherwise determined by the Committee.
2.9 Claw back
Notwithstanding any provisions in this Plan or any Award Agreement to the contrary, any compensation, payments, or benefits provided hereunder (or profits realized from the sale of Common Stock relating to awards granted hereunder), whether in the form of cash or otherwise, shall be subject to a claw back to the extent necessary to comply with the requirements of any applicable law, including but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder.
ARTICLE III
DEFINITIONS
3.1 “1934 Act” is defined in Section 1.2(a).
3.2 “Affiliate” means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.
3.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan.
3.4 “Award Agreement” is defined in Section 2.1.
3.5 “Board” is defined in Section 1.1.
3.6 “Cause” shall mean:
(i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of “cause,” Cause shall have the meaning as defined therein; and otherwise shall mean,
(ii) the Participant’s termination of employment or services by the Company on account of any one or more of the following:
(A) the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from Participant’s incapacity due to physical or mental illness or other reasons beyond the control of Participant), and which failure or refusal results in demonstrable direct and material injury to the Company;
(B) any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”), that results in demonstrable direct and material injury to the Company; and
(C) conviction of (or a plea of nolo contendere to) an offense that is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

For purposes of determining whether Cause exists, no act, or failure to act, on a Participant’s part shall be deemed “willful” or “intentional” unless done, or omitted to be done, by such Participant in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.
Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If subsequent to a Participant’s voluntary termination or involuntary termination without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, the Committee may deem such Participant’s employment to have been terminated for Cause. A Participant’s termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.
3.8 “Code” means the Internal Revenue Code of 1986, as amended.
3.9 “Committee” is defined in Section 1.2(a).
3.10 “Company” is defined in Section 1.1.
3.11 “Company Stock” is defined in Section 1.5(a).
3.12 “Fair Market Value” shall be the closing price on any exchange or listing service on which the Company Stock is traded (or if the Company Stock is traded on multiple exchanges or listing services, the exchange or listing service on which the greatest volume of Company Stock is traded), and if no such price is reported for such day, the average of the high bid and low asked price of Company Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Company Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Company Stock on any day shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided that any such determination shall comply with regulations promulgated under Section 409A of the Code.
3.13 “Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award agreement. Any Option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.
3.14 “Non-Qualified Option” means an Option that is not an Incentive Stock Option.
3.15 “Option” is defined in Section 2.2(a).
3.16 “Other Award” is defined in Section 2.7.
3.17 “Participants” is defined in Section 1.3.
3.18 “Plan” is defined in Section 1.1.
3.19 “Plan Action” is defined in Section 5.2(a).
3.20 “Qualified Member” is defined in Section 1.2(a).
3.21 “Restricted Stock” is defined in Section 2.4(a).
3.22 “Rule 16b-3” is defined in Section 1.2(a).
3.23 “Stock Appreciation Right” is defined in Section 2.3(a).
3.24 “Stock Bonus” is defined in Section 2.6(a).
3.25 “Stock Unit” is defined in Section 2.5(a).
3.26 “Termination of Service” means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Affiliates. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.
ARTICLE IV
CORPORATE TRANSACTIONS
4.1 Corporate Transactions
(a) In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Options and other Plan Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options and Awards (or all portions of an Option or an Award) in an identical manner. The treatment specified in the transaction agreement may include (without limitation) one or more of the following with respect to each outstanding Option or Award:
(i) Continuation of the Option or Award by the Company (if the Company is the surviving corporation);
(ii) Assumption of the Option by the surviving corporation or its parent in a manner that complies with Code Sections 409A and 424(a) (as applicable);
(iii) Substitution by the surviving corporation or its parent of a new option for the Option in a manner that complies with Code Sections 409A and 424(a) (as applicable);
(iv) Cancellation of the Option and a payment to the Participant with respect to each Share subject to the portion of the Option that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board, of the property (including cash) received by the holder of a Share of Company Common Stock as a result of the transaction, over (B) the per-Share Option Exercise Price (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Company Stock. If the Spread applicable to an Option is zero or a negative number, then the Option may be cancelled without making a payment to the Participant;
(v) Cancellation of the Option without the payment of any consideration; provided that the Participant shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Participant a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction;
(vi) Suspension of the Participant’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction;
(vii) Termination of any right the Participant has to exercise the Option prior to vesting in the Shares subject to the Option , such that following the closing of the transaction the Option may only be exercised to the extent it is vested.
For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Award in connection with a corporate transaction covered by this Section 4.1(a).

ARTICLE V
MISCELLANEOUS
5.1 Amendment of the Plan; Modification of Awards
(a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). For purposes of this Section 5.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any Participant. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to shareholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Company Stock is listed, the prerequisites for favorable tax treatment to the Company and Participants of awards made under the Plan, and such other considerations as the Board deems relevant.
(b) Modification of Awards. The Committee may cancel any award under the Plan. Subject to Section 1.5(e), the Committee also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend any applicable provision of the Plan or Award Agreement with respect to the termination of the award upon termination of employment or services, provided however, that no such amendment may lower the exercise price of an outstanding option. However, any such cancellation or amendment (other than an amendment pursuant to paragraph 1.5(d)) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding award shall be made only with the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). Any modification of an award in a manner that would cause the award to be subject to tax under Section 409A of the Code shall be deemed null and void.
(c) No Repricing Without Stockholder Approval. Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Company Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 1.5(d) above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
5.2 Consent Requirement
(a) No Plan Action without Required Consent. If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.
(b) Consent Defined. The term “consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

5.3 Non-assignability
Except as expressly provided herein or by the terms of an Award Agreement: (a) no Award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative.
5.4 Requirement of Notification of Election Under Section 83(b) of the Code
If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).
5.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code
Each Participant of an Incentive Stock Option shall notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten days after such disposition.
5.6 Withholding Taxes
(a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.
(b) With Respect to Delivery of Company Stock. Whenever shares of Company Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which approval shall be at the Committee’s sole discretion, the Participant may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.
5.7 Limitations Imposed by Section 162(m)
Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an Award may be limited as a result of Section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of such Award until thirty (30) days following the earlier to occur of (A) the Participant’s termination of employment and (B) the Company’s reasonable determination that the Company’s federal tax deduction in respect of the award will not be limited by reason of Section 162(m). In the event a Participant exercises an Award at a time when the Participant is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.
5.8 Right of Discharge Reserved
Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continue employment with the Company or affect any right that the Company may have to terminate such employment.

5.9 Nature of Payments.
Any and all grants of Awards and issuances of shares of Company Stock under the Plan shall be in consideration of services performed for the Company by the Participant. All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.
5.10 Non-Uniform Determinations
The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, Awards under the Plan whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards under the Plan and (b) the terms and provisions of Awards under the Plan.
5.11 Other Payments or Awards
Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
5.12 Section 409A
Notwithstanding anything to the contrary contained in the Plan, the Plan and Award Agreements hereunder are intended, first, to be exempt from Section 409A of the Code to the maximum possible extent, and next, if not so exempt, then to comply with Section 409A of the Code. The provisions of the Plan and Award Agreements shall be interpreted and construed in accordance with such intent.
5.13 Headings
Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.
5.14 Effective Date and Term of Plan
(a) Adoption; Stockholder Approval. The Plan was adopted by the Board on    , 2021, subject to approval by the Company’s stockholders. All Awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all Awards thereunder shall terminate on that date.
(b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any Award pursuant to which shares of Company Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such Awards shall thereafter be made under the Plan. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
5.15 Restrictions on Issuance of Stock Pursuant to Awards
The Company shall not permit any shares of Company Stock to be issued pursuant to Awards granted under the Plan unless such shares of Company Stock are fully paid and non- assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.
5.16 Governing Law
Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

5.17 Foreign Qualified Awards
Awards under the Plan may be granted to such employees of the Company and its Affiliates who are residing in foreign jurisdictions as the Committee may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
5.18 Dividend Equivalents
For any Award granted under the Plan (other than an Option or a Stock Appreciation Right), the Committee shall have the discretion, upon the date of grant or thereafter, to establish a dividend equivalent account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a dividend equivalent account is established, the following terms shall apply:
(a) Terms and Conditions. Dividend equivalent accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s account to be credited as of the record date of each cash dividend on the Company Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Company Stock then covered by the related Award if such shares of Company Stock had been owned of record by the Participant on such record date.
(b) Unfunded Obligation. Dividend equivalent accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are payable as provided hereunder.
(c) Performance Award Limitations. Notwithstanding any other provision of the Plan to the contrary, amounts credited to a Participant’s dividend equivalent account with respect to any unvested portions of an Award whose vesting is subject to the achievement of specified Business Criteria or other performance-based goals shall be subject to the same vesting or forfeiture restrictions as the shares or units underlying the Award to which such dividend equivalents relate.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EMMA2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61408-P62562

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EMMAUS LIFE SCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the seven nominees named in the proxy statement to our board of directors, to serve until the next annual meeting of stockholders or until their successors are duly qualified and elected or their earlier retirement, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Yutaka Niihara, M.D., M.P.H.
02) Willis C. Lee
03) Robert Dickey IV
04) Masaharu Osato, M.D.
05) Jane Pine Wood
06) Wei Peu Zen
07) Alfred Lui, M.D., FCAP

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote for "Every 3 Years" on the following proposal:

	Every Year	Every 2 Years	Every 3 Years	Abstain
5. To approve, by non-binding advisory vote, the frequency of say-on-pay votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D61409-P62562

EMMAUS LIFE SCIENCES, INC.
Annual Meeting of Stockholders
November 23, 2021 2:00 P.M., Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Willis C. Lee and Yasushi Nagasaki, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EMMAUS LIFE SCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 P.M., Pacific Time on November 23, 2021, virtually at www.virtualshareholdermeeting.com/EMMA2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side